UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2007

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

EXPLANATORY NOTE

On October 10, 2007, SYNNEX Corporation (“SYNNEX”) filed a Current Report on Form 8-K to report that on May 1, 2007, SYNNEX Canada Limited (“SYNNEX Canada”), a Canadian subsidiary of SYNNEX, acquired substantially all of the assets of the Redmond Group of Companies (“RGC”), including AVS Technologies, an independent distributor of consumer electronics, pursuant to an Acquisition Agreement, dated March 27, 2007, by and among RGC Canada Ltd., Redmond Group of Companies LP, 2064862 Ontario Inc., AVS Technologies Limited Partnership and SYNNEX Canada, as amended by that certain Amending Agreement, dated as of April 30, 2007. This Current Report on Form 8-K/A is being filed to provide the financial statements and pro forma financial information described under Item 9.01 below. These financial statements and information are filed as Exhibits 99.1 and 99.2.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The financial statements of RGC Canada Ltd. and Redmond Group of Companies LP as of and for the two years ended December 31, 2006 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)	Pro forma Financial Information.

The pro forma financial information of SYNNEX as of February 28, 2007 and for the year ended November 30, 2006, is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d)	Exhibits

Exhibit No.	Description

2.1*

Acquisition Agreement, dated March 27, 2007, by and among RGC Canada Ltd., Redmond Group of Companies LP, 2064862 Ontario Inc., AVS Technologies Limited Partnership and SYNNEX Canada Limited.

The following exhibits and schedules to the Acquisition Agreement have been omitted. SYNNEX will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Exhibit A	- Escrow Agreement
	Exhibit B	- Form of Retention Agreement
	Exhibit C	- Andy Redmond Consulting Agreement
	Exhibit D	- Legal Opinion of Counsel to the Vendors
	Exhibit E	- Guarantee
	Schedule 1.1(y)	- Draft Financial Statements and Financial Statements
	Schedule 1.1(pp)	- Permitted Encumbrances
	Schedule 2.1(b)	- Fixed Assets
	Schedule 2.1(g)	- Contracts
	Schedule 2.2(e)	- Factory Direct Agreements
	Schedule 2.2(i)	- Excluded Assets
	Schedule 3.4	- Estimated Statement of Net Tangible Assets
	Schedule 3.8	- Allocation of Purchase Price
	Schedule 5.1	- Jurisdictions in which Business is Located
	Schedule 5.5	- Location of Assets
	Schedule 5.8	- Leases of Real Property
	Schedule 5.9	- Intellectual Property
	Schedule 5.10	- Material Contracts
	Schedule 5.12	- Licenses and Permits
	Schedule 5.13A	- Regulatory Consents and Approvals
	Schedule 5.13B	- Contractual Consents and Approvals
	Schedule 5.16	- Changes
	Schedule 5.17	- Legal and Regulatory Proceedings
	Schedule 5.20	- Related Party Transactions
	Schedule 5.22	- Employee Plans
	Schedule 5.25	- Major Customers
	Schedule 5.26	- Product Warranties

2.2*	Amending Agreement, dated April 30, 2007, by and among RGC Canada Ltd., Redmond Group of Companies LP, 2064862 Ontario Inc., AVS Technologies Limited Partnership and SYNNEX Canada Limited.

23.1	Consent of Independent Auditors with respect to RGC Canada Ltd. and Redmond Group of Companies LP.

99.1	Financial statements of RGC Canada Ltd. and Redmond Group of Companies LP as of and for the two years ended December 31, 2006.

99.2	Pro forma financial information as of February 28, 2007 and for the year ended November 30, 2006.

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2008

SYNNEX CORPORATION

/s/ SIMON Y. LEUNG
Simon Y. Leung
General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Acquisition Agreement, dated March 27, 2007, by and among RGC Canada Ltd., Redmond Group of Companies LP, 2064862 Ontario Inc., AVS Technologies Limited Partnership and SYNNEX Canada Limited.

	Exhibit A	- Escrow Agreement
	Exhibit B	- Form of Retention Agreement
	Exhibit C	- Andy Redmond Consulting Agreement
	Exhibit D	- Legal Opinion of Counsel to the Vendors
	Exhibit E	- Guarantee
	Schedule 1.1(y)	- Draft Financial Statements and Financial Statements
	Schedule 1.1(pp)	- Permitted Encumbrances
	Schedule 2.1(b)	- Fixed Assets
	Schedule 2.1(g)	- Contracts
	Schedule 2.2(e)	- Factory Direct Agreements
	Schedule 2.2(i)	- Excluded Assets
	Schedule 3.4	- Estimated Statement of Net Tangible Assets
	Schedule 3.8	- Allocation of Purchase Price
	Schedule 5.1	- Jurisdictions in which Business is Located
	Schedule 5.5	- Location of Assets
	Schedule 5.8	- Leases of Real Property
	Schedule 5.9	- Intellectual Property
	Schedule 5.10	- Material Contracts
	Schedule 5.12	- Licenses and Permits
	Schedule 5.13A	- Regulatory Consents and Approvals
	Schedule 5.13B	- Contractual Consents and Approvals
	Schedule 5.16	- Changes
	Schedule 5.17	- Legal and Regulatory Proceedings
	Schedule 5.20	- Related Party Transactions
	Schedule 5.22	- Employee Plans
	Schedule 5.25	- Major Customers
	Schedule 5.26	- Product Warranties

2.2*	Amending Agreement, dated April 30, 2007, by and among RGC Canada Ltd., Redmond Group of Companies LP, 2064862 Ontario Inc., AVS Technologies Limited Partnership and SYNNEX Canada Limited.

23.1	Consent of Independent Auditors with respect to RGC Canada Ltd and Redmond Group of Companies LP.

99.1	Financial statements of RGC Canada Ltd. and Redmond Group of Companies LP as of and for the two years ended December 31, 2006.

99.2	Pro forma financial information as of February 28, 2007 and for the year ended November 30, 2006.

*	Previously filed